EXHIBIT 99.906CERT

Certification of Principal Executive Officer

      In connection   with the Certified   Shareholder   Report of General   American

Investors   Company,   Inc.   (the   "Company")   on Form N-CSR for the period ended

June 30, 2012 as filed with the   Securities   and Exchange   Commission on the

date hereof (the "Report"),   I, Spencer Davidson,   Chief Executive

Officer of the Company,   certify,   pursuant to 18 U.S.C.   ss.   1350,   as adopted

pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)     The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

         (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company.

Date: August 6, 2012

/s/Spencer Davidson

Spencer Davidson

Chairman and Chief Executive Officer

(Principal Executive Officer)

      A signed   original of this   written   statement   required by Section 906, or

other   document   authenticating,    acknowledging,    or   otherwise   adopting   the

signature   that   appears in typed form   within   the   electronic   version of this

written statement   required by Section 906, has been provided to the Company and

will be retained by the Company and   furnished   to the   Securities   and Exchange

Commission or its staff upon request.

Certification of Principal Financial Officer

      In connection   with the Certified   Shareholder   Report of General   American

Investors   Company,   Inc.   (the   "Company")   on Form N-CSR for the period   ended

June 30, 2012 as filed with the   Securities   and Exchange   Commission on the

date hereof (the "Report"), I, Eugene S. Stark,   Vice-President,   Administration

of the Company,   certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to

ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)     The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

         (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company.

Date: August 6, 2012

/s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Principal Financial Officer)

      A signed   original of this   written   statement   required by Section 906, or

other   document   authenticating,    acknowledging,    or   otherwise   adopting   the

signature   that   appears in typed form   within   the   electronic   version of this

written statement   required by Section 906, has been provided to the Company and

will be retained by the Company and   furnished   to the   Securities   and Exchange

Commission or its staff upon request.